UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2006
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-7275                                         47-0248710
(Commission File Number)                      (IRS Employer Identification No.)

          One ConAgra Drive
              Omaha, NE                                  68102
(Address of Principal Executive Offices)               (Zip Code)

                                 (402) 595-4000
                         (Registrant's Telephone Number,
                              Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.05.  Costs Associated with Exit or Disposal Activities

         ConAgra Foods has announced a plan, authorized by its board of directors, providing for (a) the divestment of most of its refrigerated meat businesses, including the Armour, Butterball and Eckrich brands, and (b) changes designed to streamline its operating structure, including moving its Grocery Foods headquarters from Irvine, California to Naperville, Illinois and further centralizing its shared services. These actions, expected to take up to 12 months, are the result of the company's commitment to simplify operations and to focus in areas where it has the strongest competitive positions. The company's February 2 press release is included with this Form 8-K as an exhibit and is incorporated herein by reference.

         In connection with the organizational changes, the company expects to take cash and non-cash accounting charges. The company cannot at this time reasonably estimate the accounting charges. The timing and amount of these charges, as well as any related benefits, are currently being analyzed. The company will file an amendment to this report after it makes a determination of such estimates.

Item 2.06.  Material Impairments

         The company also expects it will take a non-cash charge to adjust the book value of the assets to be sold, including related goodwill. The company cannot at this time reasonably estimate these costs and accounting charges. The timing and amount of these charges, as well as any related benefits, are currently being analyzed. The company will file an amendment to this report after it makes a determination of such estimates.

Item 9.01.  Financial Statements and Exhibits.

         Exhibit 99.1.  Press Release dated February 2, 2006


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CONAGRA FOODS, INC.


Date:  February 2, 2006                    By:     /s/ Frank S. Sklarsky
                                               ---------------------------------
                                               Name:   Frank S. Sklarsky
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit                    Description                                Page No.


99.1     Press release dated February 2, 2006...........................